UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 19, 2010

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET
HAMILTON HM 12, BERMUDA

(Address of principal executive offices) Zip Code

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act.

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.             Results of Operations and Financial Condition

The information contained in this Current Report is furnished to the Commission under Item 2.02 (Results of Operations and Financial Condition).  In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing.  The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

Commencing on or about April 19, 2010, the registrant will publish and distribute to shareholders the 2009 annual shareholders report of the registrant.  Relevant excerpts from the 2009 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

•      Introduction

•      Chairman’s message from James B. Hurlock, Chairman

•      President’s overview of performance from Paul M. White, President and Chief Executive Officer

The information in this Current Report is being furnished to the Commission

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99	Excerpts from 2009 annual shareholders report, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:	/s/ Edwin S. Hetherington
	Name:	Edwin S. Hetherington
	Title:	Vice President, General Counsel and Secretary

Date:  April 19, 2010

EXHIBIT INDEX

Exhibit Number	Description

99	Excerpts from 2009 annual shareholders report, being furnished to the Commission.